UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/22/2007

DRUGSTORE.COM, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-26137

DE	043416255
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

411 108th Ave NE
Suite 1400
Bellevue, WA 98004
(Address of principal executive offices, including zip code)

(425) 372-3200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On October 22, 2007, drugstore.com, inc. issued a press release to report its financial results for the third quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits
99.1        Press release dated October 22, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGSTORE.COM, INC.

Date: October 19, 2007	By:	/s/ Dawn G. Lepore
Dawn G. Lepore
President, Chief Executive Officer, and Chairman of the Board

Exhibit Index

Exhibit No.	Description
EX-99.doc	Press Release